[GRAPHIC OMITTED]
                                           [Graphic of Mario J. Gabelli Omitted]

THE
GABELLI
GLOBAL
TELECOMMUNICATIONS
FUND

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2002

                               [GRAPHIC OMITTED]
                           [Graphic of Flags Omitted]

                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2002

                                [GRAPHIC OMITTED]
                         [GRAPHIC OF FOUR STARS OMITTED

          MORNINGSTAR RATED[TM] GABELLI GLOBAL TELECOMMUNICATIONS FUND
                4 STARS OVERALL AND FOR THE THREE- AND FIVE-YEAR
                      PERIOD ENDED 06/30/02 AMONG 20 AND 14
                  SPECIALTY-COMMUNICATIONS FUNDS, RESPECTIVELY.


TO OUR SHAREHOLDERS,

      WorldCom's massive accounting fraud and subsequent bankruptcy filing put further pressure on telecommunications stocks, and the telecom industry continued to be among the worst performing sectors in the global markets in the second quarter of 2002. The Gabelli Global Telecommunications Fund's (the
"Fund's") disappointing performance was a reflection of market concern over still weak industry fundamentals and the risk of additional accounting scandals and corporate failures.

OUR APPROACH

      Our approach is multifaceted. We purchase companies that are attractively valued relative to what we estimate a buyer would be willing to pay for the entire company in a private transaction. When the gap between a company's Private Market Value ("PMV") and public market value widens, our risk/reward parameters improve. To maximize returns, our decision process requires the expectation of a trigger that will promote a reduction in this gap. But we will not invest in just any "cheap" company. For most of our holdings, our selection is based on "bottom up" fundamental analysis, which requires strong cash flow and earnings power, positive industry dynamics and, certainly not least, good management with a track record of growing value for their shareholders.

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (IF APPLICABLE) Morningstar Rating metrics. Morningstar Rating is for Class AAA shares only; other classes may have different performance characteristics. [COPYRIGHT]2002 Morningstar, Inc. All Rights Reserved.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)
--------------------------------------------------------------------------------
                                           Quarter
                          -----------------------------------------
                            1ST        2ND         3RD        4TH       YEAR
----------------------------------------------------------------------------
2002:  Net Asset Value .. $12.17      $9.50         --         --         --
       Total Return ..... (12.8)%    (21.9)%        --         --         --
--------------------------------------------------------------------------------
2001:  Net Asset Value .. $15.71     $16.26      $13.03       13.96     13.96
       Total Return ..... (10.9)%      3.5%      (19.9)%       7.3%    (20.7)%
--------------------------------------------------------------------------------
2000:  Net Asset Value .. $28.28     $25.41      $23.84      $17.63    $17.63
       Total Return .....   4.9%     (10.2)%      (6.2)%     (14.2)%   (24.1)%
--------------------------------------------------------------------------------
1999:  Net Asset Value .. $19.18     $21.95      $22.88      $26.95    $26.95
       Total Return .....  15.4%      14.4%        4.2%       31.0%     80.3%
--------------------------------------------------------------------------------
1998:  Net Asset Value .. $15.91     $16.22      $14.48      $16.62    $16.62
       Total Return .....  19.4%       1.9%      (10.7)%      24.0%     34.8%
--------------------------------------------------------------------------------
1997:  Net Asset Value .. $11.29     $13.17      $14.22      $13.32    $13.32
       Total Return .....   0.1%      16.7%        7.9%        4.6%     31.9%
--------------------------------------------------------------------------------
1996:  Net Asset Value .. $11.72     $12.16      $11.73      $11.28    $11.28
       Total Return .....   5.4%       3.8%       (3.5)%       3.3%      9.0%
--------------------------------------------------------------------------------
1995:  Net Asset Value ..  $9.77     $10.29      $11.12      $11.12    $11.12
       Total Return .....   0.4%       5.3%        8.1%        1.6%     16.2%
--------------------------------------------------------------------------------
1994:  Net Asset Value ..  $9.68      $9.62      $10.38       $9.73     $9.73
       Total Return .....  (5.1)%     (0.6)%       7.9%       (5.3)%    (3.7)%
--------------------------------------------------------------------------------
1993:  Net Asset Value ..   --         --           --       $10.20    $10.20
       Total Return .....   --         --           --         3.0%(b)   3.0%(b)
--------------------------------------------------------------------------------

                 AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 2002(A)
                 -----------------------------------------------
                                                       YEAR                                          SINCE
                                          QUARTER     TO DATE     1 YEAR      3 YEAR     5 YEAR   INCEPTION (B)
                                          -------     -------     ------      ------     ------   -------------
 Gabelli Global Telecommunications
    Fund Class AAA ..................... (21.94)%    (31.95)%    (41.51)%     (17.62)%     2.34%      5.93%
 Salomon Smith Barney Global
    Telecommunications Index ........... (19.59)%    (30.96)%    (37.34)%     (26.33)%    (6.19)%     0.92%
 MSCI AC World Free Index ..............  (9.11)%     (8.12)%    (14.22)%      (8.43)%     0.37%      6.16%

--------------------------------------------------------------------------------
(a) Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Salomon Smith Barney Global Telecommunications Index and the Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index are unmanaged indicators of global stock market performance. Performance for periods less than one year are not annualized.
(b) From commencement of investment operations on November 1, 1993.
--------------------------------------------------------------------------------

                      HOLDINGS BY INDUSTRY SECTOR - 6/30/02
                               [GRAPHIC OMITTED]

                         Wireless Communications  23.7%
                         Local                    25.4%
                         National                 21.2%
                         Other                     9.9%
                         Long Distance             7.0%
                         Entertainment             4.2%
                         Satellite                 3.4%
                         Equipment                 3.2%
                         Cable                     2.0%

                     HOLDINGS BY GEOGRAPHIC REGION - 6/30/02
                               [GRAPHIC OMITTED]
                         United States            57.4%
                         Europe                   20.3%
                         Canada                    8.1%
                         Asia/Pacific Rim          6.1%
                         Japan                     4.9%
                         Latin America             3.2%

INDUSTRY ALLOCATION

      The accompanying chart depicts the Fund's holdings by industry sector as of March 31, 2002. Industry sectors represented in the chart and below may or may not be included in the Fund's future portfolio.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of March 31, 2002. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

COMMENTARY

WORLDCOM: ANOTHER ONE BITES THE DUST

      In the second quarter, WorldCom joined Qwest, Global Crossing, 360 Communications, Williams Communications and XO Communications on the growing list of bankruptcies in the telecom sector. Even more distressingly, the Securities and Exchange Commission ("SEC") has launched what appears to be a widespread investigation of accounting practices in the telecom industry and may uncover a few more skeletons in the closet. While these events have further undermined telecom stock prices, over the longer term, this big dose of bad tasting medicine is exactly what the industry needs.

      The quarter closed with high profile CEOs including WorldCom's Bernie Ebbers and Qwest's Joseph Nacchio being given the gate, and the resignation of Deutsche Telekom's Ron Sommers and Vivendi's John Messier. France Telecom's Michele Bon remains on the hot seat. Similarly, although the demise of formerly respected corporate managers has unsettled investors, we think new corporate leadership is a step in the right direction.

      Fundamentals in the telecom sector remain weak. Demand for new data services continues to be subdued with no sign of a pick up in spending by large companies. Even the most healthy industry sub-sector, the Regional Bell Operating Companies ("RBOCs") and their international counterparts, continue to cut capital expenditures. While balance sheets have improved somewhat via financial restructurings and lower capital spending, high debt levels are still problematic for many companies. We have seen some consolidation in the industry through business failures, but as yet, no one has stepped up to buy assets at severely depressed prices. With bankruptcy protection keeping the bigger weak sisters on life support, the industry is still plagued by excess capacity and cutthroat pricing competition.

IS THERE ANY LIGHT AT THE END OF THE TUNNEL?

      The short-term outlook for telecom stocks remains bleak and at this juncture, investors are questioning whether telecommunications still qualifies as a long-term growth industry. Based on spending trends, we believe it does. Even in this soft economy, Internet usage is increasing at close to 100% per year, mobile and fixed voice volume is still growing at fairly impressive rates, and new telecom products and services are still finding success in the market. For example, in Europe, text messaging now accounts for 14% of wireless operators' revenues. In Japan, new camera enabled phones are making a big splash. As the global economy recovers in the year ahead, consumers and businesses will once again spend more of their earnings on data and wireless communications.

      However, with the present composition of the industry, it would take years for the industry to "grow" its way out of its current troubles. The telecom industry needs to consolidate. Due to low barriers of entry in the long distance business and the government's auctioning of additional wireless spectrum, the telecom pie has been cut into far too many pieces. Regulators have got to allow economic Darwinism -- the survival of the fittest -- to work its magic. The industry cannot begin to recover with ten competitors fighting over markets that can only support two or three players. We are seeing some early signs of progress on this front. Several of the RBOCs are being allowed to offer long distance services and regulators are hinting that mergers between local and long distance companies may be allowed. These represent meaningful steps in the right deregulatory direction.

      Also, the stronger players in the telecom industry must assert themselves. Telecom industry assets are now for sale at true bargain basement prices. In the last year, dominant players have concentrated on shoring up their balance sheets. We believe this foreshadows renewed merger and acquisition activity that will diminish competition and restore profitability to arguably the most critical industry in the global economy.

MAKING THE BEST OUT OF A BAD SITUATION

      Our portfolio is being managed with a focus on long-term value creation with a margin of safety. The Fund maintains its bias for financially healthy companies with a local access component, i.e. incumbent fixed operators and wireless companies with entrenched franchises. While the short-term outlook is far from encouraging, we believe selected telecom stock valuations reflect nearly all the potential bad news and little or none of these businesses' upside potential. The timing of a telecom recovery is still uncertain. However, we believe as the industry consolidates and competition wanes, disciplined stock selection will reward patient investors.

INVESTMENT SCORECARD

      Local telecommunications providers Aliant, Shenandoah Telecom, AT&T Canada and Commonwealth Telephone Enterprises were some of the Fund's top performers during the second quarter. Japanese stocks such as KDDI and Nippon Telegraph and Telephone also generated solid returns.

      Wireless operators including Leap Wireless, Rural Cellular and AT&T Wireless finished near the back of our portfolio list again this quarter. Cable television companies such as UnitedGlobalCom, Cablevision Systems and Charter Communications also retreated significantly.

THE BEAUTY AND THE BEAST

      Many of the shares in our portfolio, which we view as princely, turned out to be beasts because they weren't capable of making love (nobody would make love to them).

      In other  words,  the  consolidation  of what we  thought  would  occur in broadcasting, cable, wireless and telecom did not unfold. The culprit: constraints were not lifted as readily as we anticipated at the Federal Communications Commission ("FCC").

--------------------------------------------------------------------------------
FEDERAL COMMUNICATIONS COMMISSION                         DEEP SIXING THE BIG 6?

On September 17th, 2001, we published a report entitled REGULATORY CHANGE = CATALYST. In it, we laid out our bullish case for a sweeping near-term media and telecommunications regulatory overhaul, led by FCC Chairman Michael Powell (See
Exhibit 1 below and our September report).


EXHIBIT 1: SEPTEMBER 2001 BULL CASE
----------------------------------------------------------------------------------------------------------------
REGULATION                       CURRENT STATUS                               "BULL CASE"
----------------------------------------------------------------------------------------------------------------

- Cable Ownership Cap            30% of pay TV subscribers                    Above 50% or no cap

- Affiliated Programming Cap     Affiliated content < 40% of first 75         No cap
                                 channels

- Cable/Broadcast Cross-         No cable and broadcast TV in same            Removal of ban
  ownership                      Designated Market Area (DMA)

- Cable Dual Must Carry          Must carry analog broadcast signal           Not forced to carry both broadcast
                                                                              digital and analog

- Cable Open Access              Notice of Inquiry                            No forced open access

- Satellite Must Carry           Must carry all local analog broadcasts       DBS Co. chooses which broadcast
                                 if carry one                                 stations to carry

- Broadcast/Newspaper Cross-     No newspaper and broadcast station in        Removal of ban
  ownership                      same DMA

- National TV Ownership Cap      35% of television audience                   Above 50% or no cap

- TV Duopolies                   Can own two stations in one market if        Eliminate rating and voice tests
                                 only one is in top four and eight
                                 independent voices exist

- Wireless Spectrum Cap          45 MHz in urban and 55 MHz in rural          No cap
                                 markets

- Wireline - Section 271         Regional Bell Operating Companies (RBOCs)    RBOCs can offer in-region LD
                                 cannot offer in-region Long Distance (LD)

While the deregulation roadmap we laid out for the media and telecom industries in our report (see the "Bull Case" above) is still valid, progress is taking longer than we had originally expected. Whether this delay is political or due to a cautious FCC is a subject of debate. Considerable friction has developed between Michael Powell and vocal Democratic Senator Fritz Hollings. The facts are that on June 17th, 2002, the FCC announced that it was combining the rule making proceedings of six key media rules that were moving along separate tracks into one. According to the FCC, the new universal rule should be ready by Spring 2003.

THE "BIG 6"

The six rules to be reviewed together are as follows (The first four we addressed in September - see Exhibit 1):
      o  35% National TV Ownership Cap
      o  TV  Duopoly Rule
      o  Newspaper/Broadcast Cross-Ownership Rule
      o  Cable/Broadcast Cross Ownership
      o  Radio Concentration Rule (limited to eight stations within the largest markets)
      o Dual network Rule (No company can own two of the top four national broadcast networks.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEY POINTS

- THE OPTIMIST: STRONGER THEORETICAL UNDERPINNINGS. There will now be one coherent, well thought out rule that should stand the test of intense judicial scrutiny. A series of rulings by the United States Court of Appeals for the District of Columbia Circuit have brought into focus the underpinnings of the FCC rules. We specifically refer to the Court's comments on the 35% TV Ownership Cap, Cable/Broadcast Cross-Ownership and the Local TV Ownership Rules (Duopoly). In general, the court felt the rules were arbitrary. We believe the new merger rule will require a rational market analysis of the broad competitive landscape in each specific media market, similar to what takes place today in an FTC anti-trust review. There will be one fabric, as opposed to six rules.

- THE PESSIMIST: DEEP SIX? Again, it remains open for debate what is being driven by politics and what is being driven by the theoretical underpinnings. The cynical side in us tells us that Powell is pushing off the tough decisions until after the 2002 election. If the Republicans take control of the Senate, he may be able to push through the rules without having to joust with Hollings.

- OVERALL MOMENTUM REMAINS POSITIVE. Regardless of what the real driver may be, we believe change is still coming and that remains evident. Given the Court's recent decisions severely criticizing the FCC's rules, we continue to expect more than ever that the industry will be deregulated. (See our Broadcast Deregulation reports dated 3/11/02 and 4/5/02.)

- CONCLUSION OF ENTIRE REVIEW POSSIBLY MOVED FORWARD. Though new regulatory rules were expected to be promulgated in 2002, most industry watchers did not expect all six of the above issues to be addressed this year. Thus, instead of several relatively smaller catalysts hitting the market over the next several years, we believe the unified rule will provide one powerful catalyst in 2003.

- UNCERTAINTY. There still exists a level of uncertainty in the media mergers and acquisitions marketplace.

CONCLUSION

Since a notice of proposed rule making (NPRM) was initiated by the FCC in September 2001 for the Newspaper/Broadcast Cross-Ownership rule and the comment periods have ended, we believe that this rule was the furthest along in the FCC review process and therefore slowed down the most by this event. However, we think that this new process will speed up the time frame for a wider-ranging review of media rules. We note that the rule making process on the 30% cable ownership cap is unaffected here.

More importantly, we believe that this decision by the FCC may have little to no effect on companies' long-term acquisition strategies. The powerful need for consolidation to achieve economies of scale for the global marketplace remains the driver behind the propensity to merge. Several companies have indicated that when faced with an attractive acquisition opportunity they may very well go ahead with it and challenge the rules instead of waiting for the FCC. The FCC's rule changes will provide more fuel to drive natural consolidation. Deals should surface asset value and should therefore drive higher valuations for many companies in the media space.

Evan Carpenter                                                Andrew Rittenberry
(914) 921-6595                                                    (914) 921-6592

[COPYRIGHT]Gabelli & Company, Inc. 2002


ONE CORPORATE CENTER  RYE, NY 10580                      GABELLI & COMPANY, INC.
TEL (914) 921-3700 FAX (914) 921-5098
--------------------------------------------------------------------------------

This report has been prepared as a matter of general information. It is not intended to be a complete description of any security or company mentioned and is not an offer to buy or sell any security. Unless otherwise noted, stock prices for 2002 reflect the closing price through the business day immediately prior to the date of this report. All facts and statistics are from sources believed reliable, but are not guaranteed as to accuracy. The firm and its affiliates, employees, and clients may have recently established or disposed of, or may be establishing or disposing of, positions in securities mentioned in this report. Since portfolio managers make individual investment decisions in the accounts under their supervision, transactions in such accounts may be inconsistent with research reports. Additional information on these securities and companies is available upon request. [COPYRIGHT]Gabelli & Company, Inc. 2002
--------------------------------------------------------------------------------

      On top of that, the Beast got particularly ugly as Adelphia and WorldCom, not to mention the Winstars, Teligents, Global Crossings and Qwests, over-impacted on the market. Indeed, instead of positive developments out of the FCC we had negative ones -- for example Senator Feingold from Wisconsin recently introduced legislation to curtail the ability of radio companies to expand their ownership.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of June 30, 2002.

AT&T CANADA INC. (ATTC - $31.79 - NASDAQ) is a facilities-based competitive local exchange carrier ("CLEC") offering local and long distance voice services and Internet services throughout Canada. The company was created in June 1999 from the merger of AT&T Canada Long Distance Services, MetroNet Communications, Netcom Canada and ACC TelEnterprises. As part of this transaction, AT&T acquired 33% of the company and committed to purchase the shares it did not already own at a later date. On June 25, 2002, AT&T disclosed that it would begin the process of providing for the purchase of all shares it does not already own at a guaranteed floor price of $51 Canadian dollars ($33.70 USD).

BCE INC. (BCE - $17.42 - NYSE) is a Canadian based communications conglomerate. The company has traditionally been the main supplier of telecommunications services, including wireless, to much of Eastern Canada. These operations are now owned through Bell Canada, which it owns with 20% owner/partner SBC Communications (SBC - $30.50 - NYSE). In 2000, BCE began a series of transactions that highlighted hidden value including completion of its spin-off of Nortel Networks. BCE continues to cement its strategic position as a national provider of content, creativity and distribution. This has included acquisitions of CTV, a Canadian broadcaster, and THE GLOBE AND MAIL, a Canadian newspaper. On April 24, 2002, Jean C. Monty resigned as Chief Executive Officer and was replaced by Michael Sabia, former President and Chief Operating Officer.

CABLE & WIRELESS PLC (CWP - $7.77 - NYSE) is a United Kingdom-based provider of global telecommunications network services. Its key assets include ownership in leading voice, data and Internet Service Provider ("ISP") networks in the U.K. and U.S.; numerous stakes in undersea telecom network routes; and a strong regional presence in Asia/Pacific, Europe and the Caribbean/Latin America. Sale of Cable & Wireless HKT to PCCW Limited (PCW - $2.23 - NYSE), formerly known as Pacific Century Cyberworks, closed on August 17, 2000. As a result of this transaction, CWP holds a meaningful position in PCCW.

CENTURYTEL INC. (CTL - $29.50 - NYSE), based in Monroe, Louisiana, is the eighth largest local telephone company in the U.S., with about 1.8 million access lines in the South and Midwest as of June 30. Through acquisitions, CTL has created clusters of rural telephone and cellular companies within commuting distance of metropolitan areas in states including Wisconsin, Michigan, Ohio, Louisiana and Arkansas. In July 2001, the company received an unsolicited bid from Alltel Corp. (AT - $47.00 - NYSE) to acquire CenturyTel for $43 per share in cash and Alltel stock. CenturyTel management has rejected Alltel's initial offer. CenturyTel recently completed a sale of its wireless operations to Alltel Corp. for $1.6 billion in cash. The company is also in the process of closing on acquiring 676,000 access lines in Alabama and Missouri from Verizon for $2.16 billion in cash. Both transactions are expected to close in the third quarter and will re-position CenturyTel as a premiere pure-play rural local exchange carrier with over 2.5 million access lines.

COMMONWEALTH TELEPHONE ENTERPRISES INC. (CTCO - $40.24 - NASDAQ) located in Dallas, PA, provides local, long distance and Internet services to over 335,000 incumbent ("ILEC") and 120,000 competitive ("CLEC") access lines in rural Pennsylvania. Prior to 1997, the company was part of C-Tec Corp. and was controlled by Kiewit Diversified Group, Inc., a construction conglomerate based in Omaha, NE. The company was formed as part of a three-way tax-free reorganization of C-Tec in 1997. Level 3 Communications (LVLT - $2.95 - Nasdaq), an emerging broadband carrier and a successor to Kiewit Diversified Group, has recently monetized part for its Commonwealth Telephone's stake by selling 4.9 million shares through a public offering. Level 3 now owns 27% of Commonwealth's stock. The company recently restructured its CLEC operations by exiting several unprofitable markets and is now focused on growing revenue and cash flow in the remaining three CLEC markets.

DEUTSCHE TELEKOM AG (DT - $9.31 - NYSE) is the leading telecommunication company in Europe that provides fixed-line voice telephony products and services through about 57 million access lines. Through its subsidiary T-Mobile, the company also offers wireless services to 66.9 million customers worldwide, and most recently moved into the U.S. mobile phone market by acquiring VoiceStream Wireless and Powertel. DT's Internet arm, T-Online, is the #1 ISP in Europe with about 10.7 million subscribers.

NEXTEL COMMUNICATIONS INC. (NXTL - $3.21 - NASDAQ) is one of two remaining independent national wireless carriers in the U.S., servicing over 9.6 million mostly high-value business subscribers and controlling wireless licenses covering over 235 million people. Nextel is differentiating itself by offering its unique direct-connect feature that allows instant two-way voice communication. Nextel has submitted a proposal to the FCC to re-allocate its spectrum portfolio at the radio frequencies also used by the public safety organizations. The FCC decision is expected by the end of 2002 and, if approved, would significantly strengthen Nextel's competitive position.

TELEFONICA SA (TEF - $24.85 - NYSE) is the dominant telecommunications and ex-monopolist operator in Spain continues to make progress towards its long-term strategy of becoming the dominant communications service provider to the Spanish and Portuguese speaking world. Worldwide, it has more than 34 million mobile phone subscribers and operates about 45 million fixed lines. In Spain, it has 18 million mobile phone subscribers and about 21 million fixed lines. It owns and operates telecommunications operations through its international unit and its wireless unit (Telefonica Moviles). It is the largest shareholder in the Terra Lycos Internet portal and provides pay-TV service to about 1 million subscribers.

TELECOM ITALIA MOBILE SPA (TIM.MI - $4.10 - MILAN STOCK EXCHANGE), formerly a subsidiary of Telecom Italia (the provider of wired local and long distance telephone service in Italy), was spun-off in July 1998 and began trading on the Milan Stock Exchange as an independent company. Telecom Italia Mobile is the leading cellular provider in Italy and Europe, with about 24 million Global Systems for Mobile Communications ("GSM") subscribers. The company also has an important presence in Latin America via controlling interests in a number of regional operators in Brazil. The competitive environment in which Telecom Italia Mobile operates remains favorable, with only two real competitors, Omnitel and Wind.

TELEPHONE & DATA SYSTEMS INC. (TDS - $60.55 - AMEX) provides mobile and local phone services to over 4.3 million customers in 35 states. TDS conducts its cellular operations through 81%-owned United States Cellular (USM - $25.45 -
AMEX) and its wireline telephone operations through its wholly owned

TDS Telecommunications ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless, which was acquired by Deutsche Telekom (DT - $9.31 - NYSE), a former German phone monopoly, TDS owns 131.6 million shares of Deutsche Telekom, representing 2.25 shares of DT per share of TDS. As part of the VoiceStream/Deutsche Telekom deal, TDS also received $570 million in cash.TDS recently monetized 20 million DT shares with proceeds of $230 million to fund USM's $610 million acquisition of Prime Co, a wireless operation with 330,000 customers and licenses covering 13.2 million people in and around Chicago.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                       WHO                           WHEN
                       ---                           ----
      Special Chats:   Mario J. Gabelli              First Monday of each month
                       Howard Ward                   First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                       AUGUST                        SEPTEMBER                       OCTOBER
                       ------                        ---------                       -------
      1st Wednesday    Susan Byrne                   Caesar Bryan                    Walter Walsh & Laura Linehan
      2nd Wednesday    Lynda Calkin                  Hart Woodson                    Caesar Bryan
      3rd Wednesday    Walter Walsh & Laura Linehan  Charles Minter & Martin Weiner  Henry Van der Eb
      4th Wednesday    Barbara Marcin                Barbara Marcin                  Lynda Calkin
      5th Wednesday                                                                  Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABTX. Please call us during the business day for further information.

                                   Sincerely,

  /S/ Mario J. Gabelli                               /S/ Marc Gabelli

  MARIO J. GABELLI, CFA                              MARC GABELLI
  Team Portfolio Manager and                         Associate Portfolio Manager
  Chief Investment Officer
                                                     /S/ Ivan Arteaga

                                                     IVAN ARTEAGA, CFA
                                                     Associate Portfolio Manager

August 9, 2002

                   Average Annual Returns -- June 30, 2002 (a)
                   -------------------------------------------
                CLASS AAA SHARES  CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
                ----------------  --------------  --------------  --------------
1 Year ............ (41.51)%        (41.47)%        (41.93)%         (41.95)%
                                    (44.84)%(c)     (46.24)%(d)      (42.82)%(d)
5 Year ............   2.34%           2.37%           2.06%            2.04%
                                      1.17%(c)        1.81%(d)         2.04%(d)
Life of Fund (b) ..   5.93%           5.95%           5.76%            5.75%
                                      5.23%(c)        5.76%(d)         5.75%(d)

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class AAA Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares on March 12, 2000, March 13, 2000 and June 2, 2000, respectively. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Classes of shares. (b) Performance is calculated from inception of Class AAA Shares on November 1, 1993. (c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period. (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.

--------------------------------------------------------------------------------
NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                 MARKET
   SHARES                            COST         VALUE
   ------                            ----        ------
           COMMON STOCKS -- 94.9%
           AEROSPACE -- 0.9%
   20,000  Lockheed Martin Corp. ..$ 456,245  $ 1,390,000
                                   ---------  -----------
           BROADCASTING -- 0.7%
   25,310  CanWest Global
             Communications
             Corp.+ ...............  345,737      134,143
   35,434  CanWest Global
             Communications Corp.,
             Cl. A+ ...............  407,389      188,715
    1,400  Claxson Interactive Group
             Inc.+ ................    2,240          140
    6,100  Fisher Communications
             Inc. .................  369,267      358,192
   70,000  Paxson Communications
             Corp.+ ...............  735,045      385,000
    2,000  TiVo Inc.+ .............   21,375        7,420
                                  ----------  -----------
                                   1,881,053    1,073,610
                                  ----------  -----------
           BUSINESS SERVICES -- 1.7%
    9,000  Carlisle Holdings
             Ltd.+ ................   48,250       26,550
   30,000  Cendant Corp.+ .........  373,500      476,400
    4,000  Convergys Corp.+ .......   53,716       77,920
   16,000  Donnelley (R.H.)
             Corp.+ ...............  214,432      447,520
   37,000  IDT Corp.+ .............  328,471      626,040
   35,000  IDT Corp., Cl. B+ ......  248,267      563,500
   70,000  Securicor plc ..........        0      126,709
   15,000  TPG NV, ADR ............  198,277      339,450
                                  ----------  -----------
                                   1,464,913    2,684,089
                                  ----------  -----------
           CABLE -- 2.0%
  130,000  Adelphia Communications
             Corp., Cl. A+ ........  590,495       20,800
   11,500  Austar United
             Communications
             Ltd.+ ................   40,409        1,259
   60,000  Cablevision Systems
             Corp., Cl. A+ ........2,549,423      567,600
  100,000  Charter Communications
             Inc., Cl. A+ .........  946,947      408,000
   25,000  Comcast Corp., Cl. A+ ..  198,695      605,000
   25,000  Comcast Corp., Cl. A,
             Special+ .............  198,695      596,000
   11,550  Cox Communications
             Inc., Cl. A+ .........  407,138      318,203
   15,000  Mediacom Communications
             Corp.+ ...............  160,875      116,850
  120,000  NTL Inc.+ ..............1,044,337        3,840
   15,000  Rainbow Media Group,
             Cl. A+ ...............  304,867      131,250
   55,290  Telewest Communications
             plc, ADR+ ............  564,343       31,515
  130,000  UnitedGlobalCom Inc.,
             Cl. A+ ...............1,788,816      357,500
                                  ----------  -----------
                                   8,795,040    3,157,817
                                  ----------  -----------

                                                 MARKET
   SHARES                            COST         VALUE
   ------                            ----        ------
           COMMUNICATIONS EQUIPMENT -- 3.0%
   30,560  Agere Systems Inc.,
             Cl. A+ ...............$ 165,159  $    42,784
   13,757  Agere Systems Inc.,
             Cl. B+ ...............   65,101       20,636
  200,000  Allen Telecom Inc.+ ....1,004,999      860,000
    9,600  Champion Technology
             Holdings Ltd., ADR+ ..   81,258        8,678
   20,000  Communications
             Systems Inc.+ ........  200,492      125,000
   12,000  Copper Mountain
             Networks Inc.+ .......   11,954       10,080
   32,000  Ericsson (L.M.) Telephone
             Co., Cl. B, ADR+ .....   55,422       46,080
  150,000  Furukawa Electric
             Co. Ltd. .............2,789,134      574,439
  100,000  GN Store Nord A/S+ .....  541,433      366,939
   13,000  JDS Uniphase Corp.+ ....  109,756       34,710
    2,000  L-3 Communications
             Holdings Inc.+ .......   22,000      108,000
   52,000  Lucent Technologies Inc.+ 322,273       86,320
  100,000  Motorola Inc. ..........2,118,906    1,442,000
   28,000  Nokia Corp., ADR .......   67,091      405,440
  100,000  Nortel Networks
             Corp.+ ...............1,831,067      145,000
   22,000  Scientific-Atlanta
             Inc. .................  179,954      361,900
      750  Siemens AG, ADR ........   23,625       44,550
  300,000  Time Engineering
             Berhad+ ..............  316,448      105,792
                                  ----------  -----------
                                   9,906,072    4,788,348
                                  ----------  -----------
           COMPUTER SOFTWARE AND SERVICES -- 0.3%
    2,000  America Online Latin
             America Inc.+ ........   11,950        1,280
    6,000  Covad Communications
             Group Inc.+ ..........   11,761        7,080
    3,230  EarthLink Inc.+ ........   45,250       21,706
   80,000  Genuity Inc., Cl. A+ ...2,164,626      304,000
    1,000  Geoworks Corp.+ ........    1,375          140
    2,500  Korea Thrunet Co. Ltd.,
             Cl. A+ ...............    5,469        2,200
   18,000  Net2Phone Inc.+ ........   55,561       76,860
   15,000  T-Online International
             AG+ ..................  104,781      117,626
    1,000  Via Net.Works Inc.+ ....    2,625          830
                                  ----------  -----------
                                   2,403,398      531,722
                                  ----------  -----------
           DIVERSIFIED INDUSTRIAL -- 0.4%
    7,030  Bouygues SA ............  142,943      196,418
   50,000  Hutchison Whampoa Ltd. .  487,171      373,411
                                  ----------  -----------
                                     630,114      569,829
                                  ----------  -----------
           ELECTRONICS -- 0.0%
    1,407  Vishay Intertechnology
             Inc.+ ................   33,108       30,954
                                  ----------  -----------
           ENERGY AND UTILITIES -- 1.3%
    3,000  E.ON AG ................  126,255      174,069
   12,000  Florida Public
             Utilities Co. ........  189,600      218,640
   34,000  SCANA Corp. ............  868,756    1,049,580
    7,500  SJW Corp. ..............  854,550      607,500
                                  ----------  -----------
                                   2,039,161    2,049,789
                                  ----------  -----------

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                 MARKET
   SHARES                            COST         VALUE
   ------                            ----        ------
           COMMON STOCKS (CONTINUED)
           ENTERTAINMENT -- 4.2%
   30,000  AOL Time Warner Inc.+ ..$ 825,700  $   441,300
  220,000  Gemstar-TV Guide
             International Inc.+ ..3,593,703    1,185,800
  468,000  Liberty Media Corp.,
             Cl. A+ ...............2,801,085    4,680,000
   58,000  Metromedia International
             Group Inc.+ ..........  494,888        4,060
   12,600  Vivendi Universal SA ...  566,512      272,276
    6,400  Vivendi Universal
             SA, ADR ..............  341,420      137,600
                                  ----------  -----------
                                   8,623,308    6,721,036
                                  ----------  -----------
           EQUIPMENT AND SUPPLIES -- 0.2%
    1,000  Amphenol Corp.,
             Cl. A+ ...............   16,369       36,000
   20,000  ThyssenKrupp AG ........  367,786      302,213
                                  ----------  -----------
                                     384,155      338,213
                                  ----------  -----------
           PUBLISHING -- 0.8%
   12,000  Media General Inc.,
             Cl. A ................  537,037      720,000
    8,000  News Corp. Ltd., ADR ...  179,087      183,440
   21,280  Seat-Pagine Gialle
             SpA+ .................   35,453       15,594
   17,000  Telegraaf Holdingsmij -
             CVA ..................  357,086      317,660
                                  ----------  -----------
                                   1,108,663    1,236,694
                                  ----------  -----------
           SATELLITE -- 3.4%
      500  Asia Satellite Telecommunications
             Holdings Ltd., ADR ...    9,753        7,900
    1,000  British Sky Broadcasting
             Group plc, ADR+ ......   36,400       57,510
   53,000  EchoStar Communications
             Corp., Cl. A+ ........  405,634      983,680
  195,000  General Motors Corp.,
             Cl. H+ ...............4,396,877    2,028,000
    6,000  Liberty Satellite & Technology
             Inc., Cl. A+ .........  279,336       13,500
  295,000  Loral Space & Communications
             Ltd.+ ................1,723,489      292,050
    1,000  Orbital Sciences
             Corp.+ ...............    8,863        7,970
   88,000  PanAmSat Corp.+ ........2,597,315    1,988,800
   40,000  Pegasus Communications
             Corp.+ ...............  334,589       29,200
    8,000  PT Indosat Tbk, ADR+ ...   78,652       99,920
                                  ----------  -----------
                                   9,870,908    5,508,530
                                  ----------  -----------
           TELECOMMUNICATIONS: BROADBAND -- 0.9%
  420,000  Broadwing Inc.+ ........4,737,747    1,092,000
    4,500  Choice One Communications
             Inc.+ ................   87,437        4,005
    6,720  Colt Telecom Group
             plc, ADR+ ............   39,631       17,472
    2,000  Davel Communications
             Inc.+ ................    3,250           80
   17,000  Golden Telecom Inc.+ ...  171,518      299,200
    2,000  Jazztel plc, ADR+ ......    6,881        3,595
   10,000  Metromedia Fiber Network
             Inc., Cl. A+ .........   40,650          100

                                                 MARKET
   SHARES                            COST         VALUE
   ------                            ----        ------
   20,000  NorthPoint Communications
             Group Inc.+ ..........$  11,250  $     3,800
   80,000  Pacific Century CyberWorks
             Ltd.+ ................  156,165       18,872
   50,000  United Pan-Europe
             Communications NV, Cl. A,
             ADR+ .................  276,100        5,500
                                  ----------  -----------
                                   5,530,629    1,444,624
                                  ----------  -----------
           TELECOMMUNICATIONS: LOCAL -- 24.8%
   96,924  Aliant Inc. ............1,671,886    1,781,848
    3,000  Allegiance Telecom Inc.+   28,500        5,490
   70,000  ALLTEL Corp. ...........2,850,286    3,290,000
    5,000  AT&T Canada Inc.,
             Cl. B+ ...............  149,062      158,950
   15,200  Atlantic Tele-Network
             Inc. .................  129,263      231,040
   85,000  BellSouth Corp. ........2,250,307    2,677,500
    9,000  Brasil Telecom Participacoes
             SA, ADR ..............  505,242      254,790
      749  Brasil Telecom SA               3            2
  267,000  CenturyTel Inc. ........8,470,955    7,876,500
  310,000  Citizens Communications
             Co.+ .................2,907,701    2,591,600
  116,351  Commonwealth Telephone
             Enterprises Inc.+ ....3,043,920    4,681,964
   41,400  Commonwealth Telephone
             Enterprises Inc.,
             Cl. B+ ...............  530,014    1,697,400
  100,000  CoreComm Ltd.+ .........   30,076        4,000
   27,960  D&E Communications
             Inc. .................  387,246      293,860
   10,000  E.Spire Communications
             Inc.+ ................   50,000          100
  150,000  First Pacific Co.
             Ltd.+ ................   90,040       28,078
   15,000  First Pacific Co.
             Ltd., ADR+ ...........   54,313       14,039
    7,615  McLeodUSA Inc.+ ........   67,046        3,198
    8,000  RCN Corp.+ .............   70,240       10,960
  235,000  Rogers Communications
             Inc., Cl. B, ADR+ ....2,700,821    2,147,900
  115,000  SBC Communications
             Inc. .................3,966,130    3,507,500
    7,600  Shenandoah
             Telecommunications
             Co. ..................  187,894      408,272
  450,000  Sonera Oyj+ ............3,113,743    1,711,060
   25,693  Tele Norte Leste Participacoes
             SA, ADR ..............  368,347      255,645
   22,000  Telecom Argentina Stet France
             Telecom SA, ADR+ .....  455,037       14,300
1,000,000  TelecomAsia Corp.
             Public Co. Ltd.+ .....  687,194      161,335
    2,000  Telefonica de Argentina
             SA, ADR ..............   24,600        6,840
    3,000  Time Warner Telecom
             Inc., Cl. A+ .........   42,000        5,040
  150,000  Verizon Communications
             Inc. .................6,667,370    6,022,500
                                  ----------  -----------
                                  41,499,236   39,841,711
                                  ----------  -----------

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                 MARKET
   SHARES                            COST         VALUE
   ------                            ----        ------
            COMMON STOCKS (CONTINUED)
            TELECOMMUNICATIONS: LONG DISTANCE -- 6.1%
   301,994  AT&T Corp. ............$6,608,629  $ 3,231,336
    50,000  BT Group plc, ADR+ .... 2,292,274    1,906,000
     1,000  Call-Net Enterprises
              Inc.+ ...............    11,554          395
    26,000  Embratel Participacoes
              SA, ADR .............   505,937       10,400
    75,000  General Communication
              Inc., Cl. A+ ........   341,095      500,250
       422  KDDI Corp. ............ 2,051,047    1,302,729
   360,000  Qwest Communications
              International Inc.+ . 5,840,522    1,008,000
   170,000  Sprint Corp. -
              FON Group ........... 3,389,225    1,803,700
       680  WorldCom Inc. -
              MCI Group ...........    11,827          612
    17,000  WorldCom Inc. - WorldCom
              Group+ ..............   276,955        3,910
                                   ----------  -----------
                                   21,329,065    9,767,332
                                   ----------  -----------
            TELECOMMUNICATIONS: NATIONAL -- 20.5%
       500  Avaya Inc.+ ...........     4,138        2,475
   240,000  BCE Inc. .............. 6,608,711    4,180,800
    43,797  Brasil Telecom SA .....       474          173
15,272,726  Cable & Wireless
              Jamaica Ltd. ........   406,747      519,281
    25,000  Cable & Wireless plc ..   342,621       63,735
   300,000  Cable & Wireless
              plc, ADR ............ 7,856,067    2,331,000
    20,000  China Unicom
              Ltd., ADR+ ..........  251,846       154,000
    71,000  Compania de Telecomunicaciones
              de Chile SA, ADR .... 1,077,723      869,750
   439,000  Deutsche Telekom
              AG, ADR ............. 5,491,109    4,087,090
   144,500  Elisa Communications
              Oyj, Cl. A+ ......... 2,759,364    1,034,661
    13,000  France Telecom
              SA, ADR .............   521,006      121,940
     4,707  Hellenic Telecommunications
              Organization SA .....    76,629       74,380
     3,500  Hellenic Telecommunications
              Organization
              SA, ADR .............    41,662       27,335
     8,000  Hungarian Telephone &
              Cable Corp.+ ........    54,232       53,600
       155  Japan Telecom Co. Ltd.    255,161      443,574
    30,964  KPN NV, ADR+ ..........   272,242      142,434
    10,000  KT Corp., ADR .........   183,666      216,500
       500  Magyar Tavkozlesi
              Rt, ADR .............     9,650        8,000
      237  Nippon Telegraph &
             Telephone Corp. ...... 2,324,781      974,844
   19,500  Nippon Telegraph &
             Telephone Corp.,
             ADR ..................   668,418      401,505
    2,000  Pakistan Telecommunications,
             GDR (a) ..............   155,766       57,164
   88,000  Philippine Long Distance
             Telephone Co., ADR+ .. 1,895,538      656,480
   68,000  Portugal Telecom
             SGPS SA, ADR .........   277,645      483,480

                                                 MARKET
   SHARES                            COST         VALUE
   ------                            ----        ------
   18,360  PT Telekomunikasi
             Indonesia, ADR .......$  165,504  $   161,568
   10,000  Rostelecom, ADR ........    79,578       60,000
  100,000  Singapore Telecommunications
             Ltd. .................   196,150       77,545
  160,000  Swisscom AG, ADR ....... 4,793,799    4,640,000
   20,000  TDC A/S, ADR ...........   333,831      283,600
   25,000  Telecom Corp. of New Zealand
             Ltd., ADR ............   515,375      487,750
  190,000  Telecom Italia SpA .....   442,119    1,488,055
   18,000  Telecom Italia
             SpA, ADR .............   841,383    1,405,800
  130,149  Telefonica SA, ADR+ .... 4,288,145    3,234,203
    5,881  Telefonica SA, BDR+ ....   110,881       48,695
   47,000  Telefonos de Mexico SA,
             Cl. L, ADR ...........   547,405    1,507,760
  304,000  Telekom Malaysia
             Berhad ............... 1,432,905      636,017
3,355,677  Telemar Norte
             Leste SA .............   148,557       58,863
    2,400  Telstra Corp.
             Ltd., ADR ............    47,304       31,920
   71,079  TELUS Corp. ............ 1,343,713      505,207
  201,015  TELUS Corp.,
             Non-Voting ........... 4,708,265    1,337,553
    8,075  Thai Telephone & Telecom,
             GDR+ (a) .............   100,542        1,696
   60,000  Williams Communications
             Group Inc.+ ..........    82,100        1,260
                                   ----------  -----------
                                   51,712,752   32,871,693
                                   ----------  -----------
           WIRELESS COMMUNICATIONS -- 23.7%
   40,000  ABC Communications
             Holdings Ltd.+ .......    20,301        1,487
   14,000  AirGate PCS Inc.+ ......   579,787       14,000
  100,000  America Movil SA de CV,
             Cl. L, ADR ........... 1,445,440    1,340,000
  395,060  AT&T Wireless
             Services Inc.+ ....... 9,454,717    2,311,101
      501  Celular CRT
             Participacoes SA .....       206           72
   50,000  Centennial Communications
             Corp.+ ...............   789,060      122,000
   20,000  China Mobile (Hong Kong)
             Ltd., ADR+ ...........   438,096      292,400
   70,000  CP Pokphand Co.
             Ltd., ADR+ ...........   276,725       49,364
   80,000  Dobson Communications Corp.,
             Cl. A+ ...............   890,801       68,800
   10,000  Easycall International
             Ltd.+ ................     9,532          533
  240,000  Europolitan Holdings
             AB+ ..................   220,306      961,026
   56,083  Grupo Iusacell SA
             de CV, ADR+ ..........   508,995       91,415
   26,000  Himachal
             Futuristic (a) .......   141,200      166,377
   65,000  Leap Wireless
             International Inc.+ ..   853,205       70,200
    2,500  Metrocall Inc.+ ........       225           25
  324,900  Microcell Telecommunications
             Inc.+ ................ 1,665,188       32,490
  450,000  mm02 plc+ ..............   496,733      288,097
   90,000  mm02 plc, ADR+ .........   999,115      567,000

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                 MARKET
   SHARES                            COST         VALUE
   ------                            ----        ------
           COMMON STOCKS (CONTINUED)
           WIRELESS COMMUNICATIONS (CONTINUED)
  500,000  Nextel Communications Inc.,
             Cl. A+ .............$10,494,072  $ 1,605,000
  140,000  Nextel Partners Inc.,
             Cl. A+ .............  2,210,012      421,400
    1,673  NTT DoCoMo Inc. ......  4,423,712    4,117,731
   23,000  Orange SA+ ...........    199,064      105,854
   10,000  PNV Inc.+ ............     16,719           55
   90,000  Price Communications
             Corp.+ .............  1,187,811    1,440,000
  300,000  Rogers Wireless Communications
             Inc., Cl. B+ .......  4,602,838    2,313,000
   43,000  Rural Cellular Corp.,
             Cl. A+ .............    888,845       44,720
  115,000  SK Telecom Co.
             Ltd., ADR ..........  1,400,695    2,850,850
  220,000  Sprint Corp. -
             PCS Group+ .........  5,909,820      983,400
   80,000  Technology Resources
             Industries+ ........    207,445       53,054
    2,300  Tele Celular Sul Participacoes
             SA, ADR ............     37,449       25,346
    7,666  Tele Centro Oeste Celular
             Participacoes
             SA, ADR ............     22,224       33,960
      460  Tele Leste Celular
             Participacoes
             SA, ADR+ ...........     12,153        4,830
    1,150  Tele Nordeste Celular
             Participacoes
             SA, ADR ............     16,568       22,080
      460  Tele Norte Celular
             Participacoes
             SA, ADR+ ...........      7,079        2,415
1,000,000  Telecom Italia
             Mobile SpA .........  4,078,472    4,098,644
    1,150  Telemig Celular Participacoes
             SA, ADR ............     30,497       23,805
  140,000  Telephone & Data
             Systems Inc. .......  7,842,163    8,477,000
5,272,417  Telesp Celular
             Participacoes SA+ ..      2,665        7,380
    9,200  Telesp Celular
             Participacoes
             SA, ADR+ ...........    284,292       36,432
   10,000  Teligent Inc., Cl. A+       4,063           25
   20,000  Total Access Communications
             plc+ ...............    126,250       20,400
   10,000  Triton PCS Holdings Inc.,
             Cl. A+ .............    207,532       39,000
   80,000  United States
             Cellular Corp.+ ....  4,634,162    2,036,000
   30,000  Vimpel-Communications,
             ADR+ ...............    632,936      763,800
   11,847  Vodafone Group plc ...     57,029       16,253
   51,000  Vodafone Group
             plc, ADR ...........    775,958      696,150
  134,000  Vodafone Libertel NV+.  1,832,638      911,835
    5,000  Vodafone Telecel-Comunicacoes
             Pessoais SA+ .......     67,584       34,962
  150,000  Western Wireless
             Corp., Cl. A+ ......  1,278,023      486,000
   53,000  Winstar Communications
             Inc.+ ..............     24,910          133
                                 ----------- ------------
                                  72,305,312   38,047,901
                                 ----------- ------------
           TOTAL COMMON STOCKS ..239,973,132  152,053,892
                                 ----------- ------------

                                                 MARKET
   SHARES                            COST         VALUE
   ------                            ----        ------
           PREFERRED STOCKS -- 0.9%
           PUBLISHING -- 0.2%
   17,040  News Corp. Ltd.,
             Pfd., ADR ...........$  549,908  $   336,540
                                  ----------  -----------
           TELECOMMUNICATIONS: LOCAL -- 0.6%
   22,000  Citizens Utilities Trust,
             5.000% Cv. Pfd. ..... 1,194,325      888,800
                                  ----------  -----------
           TELECOMMUNICATIONS: NATIONAL -- 0.1%
   12,000  Philippine Long Distance
             Telephone Co.,
             $3.50 Cv. Pfd.,
             Ser. III ............   568,475      242,400
                                  ----------  -----------
           WIRELESS COMMUNICATIONS -- 0.0%
19,593,149 Tele Sudeste Celular
             Participacoes SA,
             Pfd. ................   118,824       44,680
  197,928  Telesp Celular
             Participacoes
             SA, Pfd.+ ...........    40,511          310
                                  ----------  -----------
                                     159,335       44,990
                                  ----------  -----------
           TOTAL PREFERRED STOCKS  2,472,043    1,512,730
                                  ----------  -----------

           RIGHTS -- 0.0%
           TELECOMMUNICATIONS: LOCAL -- 0.0%
  315,789  TelecomAsia Corp.
             plc Rights ..........         0            0
                                  ----------  -----------
PRINCIPAL
 AMOUNT
---------

           CORPORATE BONDS -- 0.6%
           TELECOMMUNICATIONS: NATIONAL -- 0.6%
$1,000,000 Telekom Malaysia Berhad,
             4.000%,
             10/03/04 (a) ........ 1,000,029      985,000
1,000,000  Winstar Communications Inc.,
             12.500%,
             04/15/08 (c)+ .......    21,148          100
                                  ----------  -----------
           TOTAL CORPORATE BONDS . 1,021,177      985,100
                                  ----------  -----------

           U.S. GOVERNMENT OBLIGATIONS -- 3.6%
5,748,000  U.S. Treasury Bills++,
             1.655% to 1.700%,
             07/05/02
             to 09/19/02 ......... 5,745,183    5,745,202
                                   ---------  -----------

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                 MARKET
   SHARES                            COST         VALUE
   ------                            ----        ------
           WARRANTS -- 0.0%
           SATELLITE -- 0.0%
    1,524  Orbital Sciences Corp. Warrants
              expire 08/31/04 ..$          0 $      6,629
                                ------------ ------------
           WIRELESS COMMUNICATIONS -- 0.0%
       78  Motient Corp. Warrants
             Expire 05/01/04 ...       2,250           20
                                ------------ ------------
           TOTAL WARRANTS ......       2,250        6,649
                                ------------ ------------
           TOTAL
             INVESTMENTS
             -- 100.0% ........ $249,213,785  160,303,573
                                ============
           OTHER ASSETS AND
             LIABILITIES (NET) -- 0.0% .....        8,238
                                             ------------
           NET ASSETS -- 100.0% ............ $160,311,811
                                             ============
----------------
           For Federal tax purposes:
           Aggregate cost .................  $249,213,785
                                             ============
           Gross unrealized appreciation ..   $17,451,275
           Gross unrealized depreciation ..  (106,361,487)
                                             ------------
           Net unrealized appreciation/
             (depreciation) ..............   $(88,910,212)
                                             ============

  PRINCIPAL                        SETTLEMENT     UNREALIZED
   AMOUNT                             DATE       DEPRECIATION
  ---------                        ----------    ------------
FORWARD FOREIGN EXCHANGE CONTRACTS
$4,601,000(b) Deliver Hong Kong Dollars
              in exchange for
              USD 589,893 ........  08/01/02        $(188)
                                                    =====
-------------------
 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the market value of Rule 144A securities amounted to $1,201,237 or 0.8% of total net assets.
 (b)  Principal amount denoted in Hong Kong Dollars.
 (c)  Security is in default.
 (d)  Security fair valued under procedures established by the
      Board of Directors.
 +    Non-income producing security.
 ++   Represents annualized yield at date of purchase.
USD - U.S. Dollars.
ADR - American Depositary Receipt.
BDR - Brazilian Depositary Receipt.
GDR - Global Depository Receipt.

                                     % OF
                                    MARKET      MARKET
GEOGRAPHIC DIVERSIFICATION           VALUE       VALUE
--------------------------         --------   ------------
North America ......................  65.5%   $104,902,756
Europe .............................  20.3%     32,598,945
Asia/Pacific Rim ...................   6.1%      9,829,969
Japan ..............................   4.9%      7,814,822
Latin America ......................   3.2%      5,157,081
                                     -----    ------------
                                     100.0%   $160,303,573
                                     =====    ============

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                  JUNE 30, 2002
                                  -------------
AT&T Canada Inc.                              Deutsche Telekom AG
BCE Inc.                                      Nextel Communications Inc.
Cable & Wireless plc                          Telefonica SA
CenturyTel Inc.                               Telecom Italia Mobile SpA
Commonwealth Telephone Enterprises Inc.       Telephone & Data Systems Inc.
--------------------------------------------------------------------------------

                 See accompanying notes to financial statements.

                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $249,213,785).............      $160,303,573
  Cash and foreign currency, at value
    (Cost $11,404) .....................................            11,665
  Receivable for Fund shares sold ......................           404,422
  Dividends, reclaims and interest receivable ..........           244,528
  Other assets .........................................             3,616
                                                             -------------
  TOTAL ASSETS .........................................       160,967,804
                                                             -------------
LIABILITIES:
  Payable for investments purchased ....................           254,726
  Payable for Fund shares redeemed .....................            15,825
  Payable for investment advisory fees .................           140,463
  Payable for distribution fees ........................            35,642
  Net unrealized depreciation on forward
    foreign exchange contracts .........................               188
  Other accrued expenses ...............................           209,149
                                                             -------------
  TOTAL LIABILITIES ....................................           655,993
                                                             -------------
  NET ASSETS applicable to 16,873,037
    shares outstanding .................................     $ 160,311,811
                                                             =============
NET ASSETS CONSIST OF:
  Capital stock, at par value ..........................     $      16,873
  Additional paid-in capital ...........................       269,109,320
  Accumulated net investment loss ......................           (70,821)
  Accumulated net realized loss on investments
    and foreign currency transactions ..................       (19,834,813)
  Net unrealized depreciation on investments
    and foreign currency transactions ..................       (88,908,748)
                                                             -------------
  TOTAL NET ASSETS .....................................     $ 160,311,811
                                                             =============
SHARES OF CAPITAL STOCK:
  CLASS AAA:
  Shares of capital stock outstanding
    ($0.001 par value) .................................        16,752,924
                                                             =============
  Net Asset Value, offering and redemption
    price per share ............................................    $ 9.50
                                                                    ======
  CLASS A:
  Shares of capital stock outstanding
    ($0.001 par value) .........................................    36,398
                                                                    ======
  Net Asset Value and redemption
    price per share ............................................    $ 9.50
                                                                    ======
  Maximum offering price per share (NAV/0.9425,
    based on maximum sales charge of 5.75%
    of the offering price at June 30, 2002) ....................    $10.08
                                                                    ======
  CLASS B:
  Shares of capital stock
    outstanding ($0.001 par value) .............................    69,740
                                                                    ======
  Net Asset Value and offering price per share .................    $ 9.38(a)
                                                                    ======
  CLASS C:
  Shares of capital stock outstanding
    ($0.001 par value) .........................................    13,975
                                                                    ======
  Net Asset Value and offering price per share .................    $ 9.37(a)
                                                                    ======
------------------------------
 (a) Redemption price varies based on length of time held.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign taxes of $147,955)     $  1,554,853
                                                   ------------
  TOTAL INVESTMENT INCOME ....................        1,554,853
                                                   ------------
EXPENSES:
  Investment advisory fees ...................          982,607
  Distribution fees ..........................          248,759
  Shareholder services fees ..................          200,930
  Shareholder communications expenses ........           67,364
  Custodian fees .............................           39,306
  Registration fees ..........................           29,120
  Legal and audit fees .......................           24,176
  Directors' fees ............................            5,552
  Interest expense ...........................            2,520
  Miscellaneous expenses .....................           25,340
                                                   ------------
  TOTAL EXPENSES .............................        1,625,674
                                                   ------------
  NET INVESTMENT LOSS ........................          (70,821)
                                                   ------------
NET REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net realized loss on investments and
    foreign currency transactions ............         (881,952)
  Net change in unrealized depreciation on
    investments and foreign currency
    transactions .............................      (74,928,887)
                                                   ------------
  NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS AND FOREIGN CURRENCY
    TRANSACTIONS .............................      (75,810,839)
                                                   ------------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ..........................     $(75,881,660)
                                                   ============

                 See accompanying notes to financial statements.

                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          SIX MONTHS ENDED
                                                                            JUNE 30, 2002         YEAR ENDED
                                                                             (UNAUDITED)      DECEMBER 31, 2001
                                                                            -------------     -----------------
OPERATIONS:
  Net investment loss .................................................     $     (70,821)     $  (1,262,781)
  Net realized loss on investments and foreign currency transactions ..          (881,952)       (17,744,064)
  Net change in unrealized depreciation on investments and
    foreign currency transactions .....................................       (74,928,887)       (49,351,834)
                                                                            -------------      -------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ................       (75,881,660)       (68,358,679)
                                                                            -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gain on investments
    Class AAA .........................................................              --             (255,448)
    Class A ...........................................................              --                 (203)
    Class B ...........................................................              --                 (693)
    Class C ...........................................................              --                 (216)
                                                                            -------------      -------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .................................              --             (256,560)
                                                                            -------------      -------------
CAPITAL SHARE TRANSACTIONS:
    Class AAA .........................................................           708,219        (27,045,072)
    Class A ...........................................................           258,877            217,178
    Class B ...........................................................           285,946            597,920
    Class C ...........................................................            (3,030)           169,540
                                                                            -------------      -------------
  Net increase (decrease) in net assets from capital share transactions         1,250,012        (26,060,434)
                                                                            -------------      -------------
  NET DECREASE IN NET ASSETS ..........................................       (74,631,648)       (94,675,673)
NET ASSETS:
  Beginning of period .................................................       234,943,459        329,619,132
                                                                            -------------      -------------
  End of period .......................................................     $ 160,311,811      $ 234,943,459
                                                                            =============      =============

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Global Telecommunications Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on November 1, 1993.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if, after the close, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At June 30, 2002 there were no repurchase agreements.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At June 30, 2002, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SECURITIES SOLD SHORT. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and long term capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

EXPENSES. Certain administrative expenses are common to, and allocated among, the Classes. Such allocations are made on the basis of each Class' average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2001 of $12,975,008. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders through 2009.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") for each class of shares pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 2002, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $244,226 and $390 for Class AAA and Class A, respectively, or 0.25% of average daily net assets, the annual limitation under each Plan. Class B and Class C incurred distribution costs of $3,340 and $803, respectively, or 1.00% of average daily net assets, the annual limitation under each Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 2002, other than short term securities, aggregated $11,182,258 and $14,336,443, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 2002, the Fund paid brokerage commissions of $58,753 to Gabelli & Company, Inc. and its affiliates. During the six months ended June 30, 2001, Gabelli & Company, Inc. informed the Fund that it received $2,075 from investors representing commissions (sales charges and underwriting fees) on sales of Fund shares.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at June 30, 2002.

The average daily amount of borrowings within the six months ended June 30, 2002 was $122,702 with a related weighted average interest rate of 2.55%. The maximum amount borrowed at any time during the six months ended June 30, 2002 was $1,797,000.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

8. CAPITAL STOCK TRANSACTIONS. The Fund offers four classes of shares -- Class AAA Shares, Class A Shares, Class B Shares, and Class C Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (CDSC) upon redemption within six years of purchase. The applicable CDSC is equal to a declining percentage of the lesser of the net asset value per share at the date of original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1% CDSC for two years after purchase.

Transactions in shares of capital stock were as follows:

                                                           SIX MONTHS ENDED                    YEAR ENDED
                                                             JUNE 30, 2002                  DECEMBER 31, 2001
                                                     ----------------------------      ---------------------------
                                                       SHARES           AMOUNT           SHARES          AMOUNT
                                                     ----------      ------------      ----------   --------------
                                                               CLASS AAA                        CLASS AAA
                                                     ----------------------------      ---------------------------
Shares sold ........................................  3,854,907      $ 45,510,508       5,514,453   $   92,950,018
Shares issued upon reinvestment of dividends .......          1                14          17,330          245,349
Shares redeemed .................................... (3,856,419)      (44,802,303)     (7,465,432)    (120,240,439)
                                                     ----------      ------------      ----------   --------------
    Net decrease ...................................     (1,511)     $   (708,219)     (1,993,649)  $  (27,045,072)
                                                     ==========      ============      ==========   ==============

                                                               CLASS A                            CLASS A
                                                     ----------------------------      ---------------------------
Shares sold ........................................     20,847      $    260,377          15,978   $       15,978
Shares issued upon reinvestment of dividends .......         --                --              14              199
Shares redeemed ....................................       (126)           (1,500)         (1,243)         (19,055)
                                                     ----------      ------------      ----------   --------------
    Net increase ...................................     20,721      $    258,877          14,749   $      217,178
                                                     ==========      ============      ==========   ==============

                                                               CLASS B                            CLASS B
                                                     ----------------------------      ---------------------------
Shares sold ........................................     27,838      $    331,271          41,034  $       629,298
Shares issued upon reinvestment of dividends .......         --                --              45              615
Shares redeemed ....................................     (4,428)          (45,325)         (2,026)         (31,993)
                                                     ----------      ------------      ----------   --------------
    Net increase ...................................     23,410      $    285,946          39,053  $       597,920
                                                     ==========      ============      ==========   ==============

                                                               CLASS C                            CLASS C
                                                     ----------------------------      ---------------------------
Shares sold ........................................        984      $     12,000          10,937   $      171,140
Shares issued upon reinvestment of dividends .......         --                --              15              216
Shares redeemed ....................................     (1,251)          (15,030)           (133)          (1,816)
                                                     ----------      ------------      ----------   --------------
    Net increase (decrease) ........................       (267)     $     (3,030)         10,819   $      169,540
                                                     ==========      ============      ==========   ==============

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout each period:

                                          INCOME
                               FROM INVESTMENT OPERATIONS                     DISTRIBUTIONS
                         --------------------------------------  ---------------------------------------
                                          Net
              Net Asset      Net     Realized and       Total                    Net                     Net Asset
   Period       Value,   Investment   Unrealized        from         Net      Realized                     Value,
   Ended      Beginning    Income   Gain (Loss) on   Investment  Investment    Gain on         Total       End of     Total
December 31   of Period    (Loss)     Investments    Operations    Income    Investments   Distributions   Period    Return+
-----------   ---------  ---------- --------------   ----------  ----------  -----------   -------------  --------   -------
CLASS AAA
  2002(f)       $13.96     $0.00(b)     $(4.46)        $(4.46)     $   --      $  --           $  --       $ 9.50     (32.0)%
  2001           17.63     (0.07)        (3.58)         (3.65)         --      (0.02)          (0.02)       13.96     (20.7)
  2000           26.95      0.59         (7.13)         (6.54)      (0.63)     (2.15)          (2.78)       17.63     (24.1)
  1999           16.62      0.05         13.22          13.27       (0.05)     (2.89)          (2.94)       26.95      80.3
  1998           13.32      0.01          4.60           4.61       (0.01)     (1.30)          (1.31)       16.62      34.8
  1997           11.28      0.00(b)       3.59           3.59          --      (1.55)          (1.55)       13.32      31.9
CLASS A
  2002(f)        13.95      0.00(b)      (4.45)         (4.45)         --         --              --         9.50     (31.9)
  2001           17.61     (0.06)        (3.58)         (3.64)         --      (0.02)          (0.02)       13.95     (20.7)
  2000(a)        28.51      0.60         (8.70)         (8.10)      (0.65)     (2.15)          (2.80)       17.61     (28.2)
CLASS B
  2002(f)        13.83     (0.05)        (4.40)         (4.45)         --         --              --         9.38     (32.2)
  2001           17.59     (0.17)        (3.57)         (3.74)         --      (0.02)          (0.02)       13.83     (21.3)
  2000(a)        28.51      0.44         (8.61)         (8.17)      (0.60)     (2.15)          (2.75)       17.59     (28.5)
CLASS C
  2002(f)        13.82     (0.05)        (4.40)         (4.45)         --         --              --         9.37     (32.2)
  2001           17.58     (0.17)        (3.57)         (3.74)         --      (0.02)          (0.02)       13.82     (21.3)
  2000(a)        28.51      0.45         (8.62)         (8.17)      (0.61)     (2.15)          (2.76)       17.58     (28.5)

                   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
               ------------------------------------------------------
                                Net
               Net Assets    Investment     Operating
   Period       End of      Income (Loss)  Expenses to      Portfolio
   Ended        Period       to Average    Average Net      Turnover
December 31    (in 000's)    Net Assets     Assets (c)(d)      Rate
-----------    ----------  --------------  --------------   ---------
CLASS AAA
  2002(f)       $159,181      (0.07)%(e)        1.65%(e)          6%
  2001           233,887      (0.45)            1.52             15
  2000           329,415       2.36             1.46             49
  1999           460,483       0.28             1.48             60
  1998           170,483       0.08             1.60             20
  1997           117,872       0.01             1.78              9
CLASS A
  2002(f)            346      (0.07)(e)         1.65(e)           6
  2001               219      (0.45)            1.52             15
  2000(a)             16       2.36(e)          1.46(e)          49
CLASS B
  2002(f)            654      (0.82)(e)         2.40(e)           6
  2001               640      (1.20)            2.27             15
  2000(a)            128       1.61(e)          2.21(e)          49
CLASS C
  2002(f)            131      (0.82)(e)         2.40(e)           6
  2001               196      (1.20)            2.27             15
  2000(a)             60       1.61(e)          2.21(e)          49

--------------------------------------------------------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) From commencement of offering on March 1, 2000.
(b) Amount represents less than $0.005 per share.
(c) The Fund incurred interest expense during the year ended December 31, 1997. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.74%.
(d) The Fund incurred interest expense during the six months ended June 30, 2002 and the year ended December 31, 2001. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.65% and 1.52% (Class AAA), 1.65% and 1.52% (Class A), 2.40% and 2.27%
    (Class B), and 2.40% and 2.27% (Class C), respectively.
(e) Annualized.
(f) For the period ended June 30, 2002; unaudited.

                 See accompanying notes to financial statements.

                        Gabelli Global Series Funds, Inc.
                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS
Mario J. Gabelli, CFA                             John D. Gabelli
CHAIRMAN AND CHIEF                                SENIOR VICE PRESIDENT
INVESTMENT OFFICER                                GABELLI & COMPANY, INC.
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                                    Karl Otto Pohl
CHIEF EXECUTIVE OFFICER                           FORMER PRESIDENT
CERUTTI CONSULTANTS, INC.                         DEUTSCHE BUNDESBANK

Anthony J. Colavita                               Werner J. Roeder, MD
ATTORNEY-AT-LAW                                   VICE PRESIDENT/MEDICAL AFFAIRS
ANTHONY J. COLAVITA, P.C.                         LAWRENCE HOSPITAL CENTER

Arthur V. Ferrara                                 Anthonie C. van Ekris
FORMER CHAIRMAN AND                               MANAGING DIRECTOR
CHIEF EXECUTIVE OFFICER                           BALMAC INTERNATIONAL, INC.
GUARDIAN LIFE INSURANCE COMPANY
OF AMERICA

                         OFFICERS AND PORTFOLIO MANAGERS
Mario J. Gabelli, CFA                            Marc Gabelli
PRESIDENT AND CHIEF                              ASSOCIATE PORTFOLIO MANAGER
INVESTMENT OFFICER

Bruce N. Alpert                                  Ivan Arteaga, CFA
VICE PRESIDENT AND TREASURER                     ASSOCIATE PORTFOLIO MANAGER

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Telecommunications Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB401Q202SR